UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 8, 2004
                                                        ----------------


                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                 000-30587                        23-3030650
                 ---------                        ----------
         (Commission File Number)     (IRS Employer Identification No.)


                73061 El Paseo, Suite 202, Palm Desert, CA 92260
            --------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (760) 779-0251
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         The Company has agreed to modify its existing agreements with Robinson Reed Inc., First Capital Holdings International Inc., Continental Limited and E-Holdings, Inc. previously described in the Company's Form 8-K Current Reports dated August 27, 2004 and November 2, 2004 by means of a Settlement Agreement and Release entered into on December 8, 2004.

         The Settlement Agreement resolved certain issues and disputes that had arisen among the parties. Under the terms of the Settlement Agreement, Newport is issuing 750,000 common shares each to Robinson Reed and First Capital. These shares will be subject to all the obligations and rights under the Registration Rights Agreement dated August 27, 2004, as amended on November 2, 2004, except that they will not be subject to any put option pursuant to the Common Stock Purchase Agreement dated as of August 27, 2004, as amended on November 2, 2004. Newport is also required to deposit as additional collateral provided for by the aforementioned agreements 500,000 additional shares of Langley Park Investments to honor any put options pursuant to the above agreement. In connection with the Settlement Agreement, Continental Blue agreed to rescind warrants to purchase up to 339,000 common shares of Newport previously issued to Continental Blue in connection with the prior Langley Park financing. Continental Blue also agreed to forego any first refusal rights or restrictions on subsequent financings of Newport that Continental Blue held as a result of the common stock purchase agreement. E-Holdings will be entitled to receive a commission equal to 10% on any future financings between Newport and Robinson Reed and First Capital. Finally, Robinson Reed and First Capital granted to the Company's Chief Executive Officer, Mr. Cery Perle, all voting rights with respect to the additional shares issued to Robinson Reed and First Capital.

         Inasmuch as Robinson Reed and First Capital were highly sophisticated institutional investors and previously invested in and had a pre-existing relationship with Newport, had access to applicable financial and other information pertaining to Newport and such shares were restricted and subject to the investment representations previously made by such companies to Newport, the issuance of the shares was exempt under Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWPORT INTERNATIONAL GROUP, INC.



                                        By: /s/ Cery Perle
                                            --------------
                                            Cery Perle, Chief Executive Officer


DATED:   December 10, 2004




                                        3